UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2017

MTS Systems Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

0-02382	41-0908057
(Commission File Number)	(I.R.S. Employer Identification No.)

14000 Technology Drive
Eden Prairie, MN	55344
(Address Of Principal Executive Offices)	(Zip Code)

(952) 937-4000

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.                                                                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2017, MTS Systems Corporation (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, in light of the Company’s April 10, 2017 filing of both its Annual Report on Form 10-K for the fiscal year ended October 1, 2016 and its Quarterly Report on Form 10-Q for the period ended December 31, 2016, Nasdaq determined that the Company has regained compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1).

Item 5.02.                                                                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2017, the Company and Catherine L. Powell, the Company’s Senior Vice President, General Counsel and Corporate Secretary (the “Executive”), entered into a Mutual Separation and Release Agreement (the “Separation Agreement”) pursuant to which the parties mutually agreed that Executive’s employment with the Company will end effective May 5, 2017 (the “Separation Date”).

Under the Separation Agreement, the Company will pay Executive a severance payment of $325,000 in equal installments on each payroll pay date over the twelve months following the Separation Date beginning no later than 60 days following the Separation Date.  Executive will also receive certain life, accident and health insurance coverage. Under the Separation Agreement, Executive provided the Company with a waiver and general release of claims and agreed to non-disclosure, non-solicitation, non-competition and other covenants. Executive’s compliance with the covenants is a condition of the receipt of the benefits of the Separation Agreement and Executive is obligated to repay the severance payment previously paid in excess of $10,000 in the event of violation of the covenants as provided in the Separation Agreement.

The foregoing summary of the Separation Agreement is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.                                                                                        Financial Statements and Exhibits.

(d)                                                                               Exhibits

The following exhibit is being filed herewith:

10.1                                                                                                                         Mutual Separation and Release Agreement, dated April 18, 2017, by and between MTS Systems Corporation and Catherine L. Powell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

Date:   April 18, 2017

EXHIBIT INDEX

Number	Title	Method of Filing

10.1	Mutual Separation and Release Agreement, dated April 18, 2017, by and between MTS Systems Corporation and Catherine L. Powell.	Filed electronically